Exhibit 99.O
POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 15th day of October, 2007.

Name	Title

/s/ Alison M. John	Trustee
Alison M. John

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 11th day of October, 2007.

Name	Title

/s/ F. Kenneth Bateman	Trustee
F. Kenneth Bateman

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 12th day of October, 2007.

Name	Title

/s/ Gail C. Duree	Trustee
Gail C. Duree

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 16th day of October, 2007.

Name	Title

/s/ Cynthia S. Gooch	Trustee
Cynthia S. Gooch

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this day 12th of October, 2007.

Name	Title

/s/ William Lauderbach
William Lauderbach	Trustee

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 14th day of October, 2007.

Name	Title

/s/ Samuel McNairy
Samuel McNairy	Trustee

POWER OF ATTORNEY
     The undersigned Trustee of the New Covenant Funds (the “Trust”), a Delaware statutory trust, hereby appoints George W. Rue, Patrick W.D. Turley, Esq. and Cynthia D. Baughman, Esq. and each of them singly, as attorneys-in-fact and agents, in all capacities, to execute and to file any and all Registration Statements and all amendments thereto relating to the Trust’s offering of the Trust’s shares under the Investment Company Act of 1940, and/or the Securities Act of 1933, each such act, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series to the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. The undersigned grants to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          The undersigned Trustee hereby executes this Power of Attorney as of this 12th day of October, 2007.

Name	Title

/s/ Donald B. Register	Trustee
Donald B. Register